Dreyfus Global Dynamic Bond Fund
Summary Prospectus March 1, 2012
Class Ticker A DGDAX C DGDCX I DGDIX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2012 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return (consisting of income and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 11 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	.60	.60	.60
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	3.66	3.63	3.20
Total annual fund operating expenses	4.26	4.98	3.80
Fee waiver and/or expense reimbursement*	(3.16)	(3.13)	(2.95)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.10	1.85	.85

*The Dreyfus Corporation has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.85%. On or after March 1, 2013, The Dreyfus Corporation may terminate this expense waiver at any time.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$557	$1,409	$2,273	$4,490
Class C	$288	$1,215	$2,243	$4,815
Class I	$87	$888	$1,708	$3,847

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$557	$1,409	$2,273	$4,490
Class C	$188	$1,215	$2,243	$4,815
Class I	$87	$888	$1,708	$3,847

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 127.38% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets in seeking to produce absolute or real returns across economic cycles. The fund's investments will be focused globally among the developed and emerging capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund's portfolio managers employ a dynamic, unconstrained approach in allocating the fund's assets globally, principally among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's portfolio manager to allocate effectively the fund's assets among and within fixed-income asset classes and between global bonds and currencies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

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• Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. These risks are heightened with respect to emerging market countries.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

Since the fund has less than one full calendar year of performance, past performance information is not included in the summary prospectus. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Recent performance is available at www.dreyfus.com.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Newton Capital Management Limited (Newton), to serve as the fund's sub-investment adviser. Paul Brain, Howard Cunningham and Jonathan Day are the fund's primary portfolio managers, positions they have held since the fund's inception. Mr. Brain is the lead portfolio manager for the fund and is the investment leader of the fixed income team and chairman of the bond/FX strategy group at Newton. Mr. Cunningham is an analyst/investment manager – credit and chairman of the credit group at Newton. Mr. Day is an investment manager – fixed income at Newton.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston MA 02205-5268.

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Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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